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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 21, 1998




                    First Alliance Mortgage Loan Trust 1998-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                                                APPLICATION
            New York                    333-44585-04              PENDING
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(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
      Incorporation)                       Number)          Identification No.)



 c/o Norwest Bank Minnesota, National Association,
                     as Trustee
         Sixth Street and Marquette Avenue
               Minneapolis, Minnesota                                   55479
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     (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (612) 667-1234
                                                           --------------

                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-44585) filed by First Alliance Mortgage Company ("First Alliance") with the Securities and Exchange Commission (the "Commission") on January 21, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3 dated February 3, 1998, pursuant to which First Alliance registered $750,000,000 aggregate principal amount of its mortgage loan asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 10, 1998, and the related Prospectus Supplement, dated September 14, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-3 Mortgage Loan Asset Backed Certificates, Series 1998-3 (the "Certificates").

           The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1998, between First Alliance Mortgage Company in its capacities as the Seller (the "Seller") and the Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee"). The Certificates consist of five classes: the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

           The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates, the Class A-2 Fixed Rate Group Certificates and the Class A-3 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-4 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

           Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 6.200% per annum. The Pass-Through Rate for the Class A-2 Certificates will be 6.160% per annum. The Pass-Through Rate for the Class A-3 Certificates will be 6.460% per annum. The Pass-Through Rate for the Class A-3 Certificates adjusts monthly and with respect to the first Payment Date will be 5.83203% per annum.

           The Class A-1 Certificates have an aggregate principal amount of $30,000,000. The Class A-2 Certificates have an aggregate principal amount of $22,000,000. The Class A-3 Certificates have an aggregate principal amount of $18,000,000. The Class A-4 Certificates have an aggregate principal amount of $30,000,000.

           As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated March 10, 1998 and the Prospectus Supplement dated September 14, 1998, filed pursuant to Rule 424(b)(5) of the Act on September 21, 1998.




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           On September 30, 1998, the Trust acquired $24,695,346.98 of
Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1, dated as of September 30, 1998, between First Alliance Mortgage Company and the Trustee on behalf of the Trust. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated March 10, 1998 and the Prospectus Supplement dated September 14, 1998, filed pursuant to Rule 424(b)(5) of the Act on September 21, 1998.



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:

                    1.1 Underwriting Agreement, dated September 14, 1998, between First Alliance Mortgage Company and Prudential Securities Incorporated, acting on its own behalf and as representative of Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

                    4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

                    10.1 Subsequent Transfer Agreement, dated as of September 30, 1998, between First Alliance Mortgage Company, as Seller and Servicer and First Alliance Mortgage Loan Trust 1998-3.



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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           By: FIRST ALLIANCE MORTGAGE COMPANY


                                           By:   /s/ Francisco Nebot
                                                 -----------------------------
                                           Name:  Francisco Nebot
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Dated: October 2, 1998



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                                  EXHIBIT INDEX



 Exhibit No.                       Description                         Page No.
-----------                        -----------                         --------

   1.1 Underwriting Agreement, dated September 14, 1998, betwee First Alliance Mortgage Company and Prudential Securities Incorporated, acting on its own behalf and as representative of Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

   4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National
              Association, as Trustee.

  10.1 Subsequent Transfer Agreement, dated as of September 30, 1998, between First Alliance Mortgage Company, as Seller and Servicer and First Alliance Mortgage Loan Trust 1998-3.